                                                                    Exhibit 99.1

                                 THE KROGER CO.
                              LETTER OF TRANSMITTAL

               FOR ITS OFFER TO EXCHANGE ITS SERIES B 6.34% SENIOR
           NOTES DUE 2001, SERIES B 7.25% SENIOR NOTES DUE 2009 AND/OR
                      SERIES B 7.70% SENIOR NOTES DUE 2029,
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT,
           FOR ITS CORRESPONDING SERIES A 6.34% SENIOR NOTES DUE 2001,
                   SERIES A 7.25% SENIOR NOTES DUE 2009 AND/OR
                      SERIES A 7.70% SENIOR NOTES DUE 2029,
                       WHICH HAVE NOT BEEN SO REGISTERED.

                 PURSUANT TO THE PROSPECTUS DATED ________, 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON ______, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------
               FIRSTAR BANK, NATIONAL ASSOCIATION, EXCHANGE AGENT

        BY REGISTERED OR CERTIFIED MAIL OR BY HAND OR OVERNIGHT COURIER:

                               FIRSTAR BANK, N.A.
                                425 WALNUT STREET
                                    6TH FLOOR
                             CINCINNATI, OHIO 45202

                       CONFIRM BY TELEPHONE: 513-632-4278
        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
                ABOVE, OR TRANSMISSION OF INSTRUCTIONS OTHER THAN
           AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated _______, 1999 (the "Prospectus"), of The Kroger Co. (the "Company") and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $250,000,000 aggregate principal amount of the Company's Series B 6.34% Senior Notes Due 2001, $350,000,000 aggregate principal amount of the Company's Series B 7.25% Senior Notes due 2009 and $300,000,000 aggregate principal amount of the Company's Series B 7.70% Senior Notes due 2029 (the "New Notes"), which have been registered under the Securities Act of 1933 (the "Securities Act"), for a like corresponding principal amount of the Company's issued and outstanding Series A 6.34% Senior Notes Due 2001, Series A 7.25% Senior Notes due 2009 and Series A 7.70% Senior Notes due 2029 (the "Old Notes"), which have not been so registered.

         For each Old Note accepted for exchange, the registered holder of such Old Note (collectively with all other registered holders of Old Notes, the "Holders") will receive a New Note having a principal amount equal to that of the surrendered Old Note. Registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from June 25, 1999. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


    THE UNDERSIGNED HAS COMPLETED THE APPROPRIATE BOXES BELOW AND SIGNED THIS LETTER TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT
                             TO THE EXCHANGE OFFER.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" herein, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown in the boxes herein entitled "Description of Old Notes Delivered."

      THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF
  OLD NOTES DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED
                       OLD NOTES AS SET FORTH IN SUCH BOX

List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF OLD NOTES DELIVERED
---------------------------------------------------------------------------------------------------------------------
                                        SERIES A 6.34% SENIOR NOTES DUE 2001
---------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS OF REGISTERED HOLDER                                AGGREGATE PRINCIPAL     PRINCIPAL AMOUNT
        (PLEASE FILL IN, IF BLANK)           CERTIFICATE NUMBER(S)*             AMOUNT              TENDERED**
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
Totals:
-------------------------------------------- --------------------------- --------------------- ----------------------




---------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF OLD NOTES DELIVERED
---------------------------------------------------------------------------------------------------------------------
                                        SERIES A 7.25% SENIOR NOTES DUE 2009
---------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS OF REGISTERED HOLDER                                AGGREGATE PRINCIPAL     PRINCIPAL AMOUNT
        (PLEASE FILL IN, IF BLANK)           CERTIFICATE NUMBER(S)*             AMOUNT              TENDERED**
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
Totals:
-------------------------------------------- --------------------------- --------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF OLD NOTES DELIVERED
---------------------------------------------------------------------------------------------------------------------
                                        SERIES A 7.70% SENIOR NOTES DUE 2029
---------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS OF REGISTERED HOLDER                                AGGREGATE PRINCIPAL     PRINCIPAL AMOUNT
        (PLEASE FILL IN, IF BLANK)           CERTIFICATE NUMBER(S)*             AMOUNT              TENDERED**
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
-------------------------------------------- --------------------------- --------------------- ----------------------
Totals:
-------------------------------------------- --------------------------- --------------------- ----------------------

   * Need not be completed if Old Notes are being tendered by book-entry transfer.

 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the listed certificates. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
         PREVIOUSLY SENT TO THE EXCHANGE AGENT
         AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution__________________________________________

         Account Number ____________________ Transaction Code Number____________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder______________________________________________

         Window Ticket Number (if any)__________________________________________

         Date of Execution of Notice of Guaranteed Delivery_____________________

         Name of Institution Which Guaranteed Delivery__________________________

         If Delivered by Book-Entry Transfer, Complete the Following:

         Account Number ____________________ Transaction Code Number____________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE FURNISHED.)

         NAME___________________________________________________________________

         ADDRESS________________________________________________________________




--------------------------------------------------------     --------------------------------------------------------

             SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 3 AND 4)                                     (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if certificates for Old                       To be completed ONLY if OLD Notes not
Notes not exchanged and/or New Notes are to be               exchanged and/or New Notes are to be sent to someone other
issued in the name of someone other than the person          other than the person or persons whose signature(s)
or persons whose signature(s) appear(s) on this Letter       appear(s) on this Letter below or to such person or persons
below or to such below, or if Old Notes delivered by         at an address other than shown in the box entitled
book-entry transfer which are not accepted for               "Description of Old Notes delivered" on this Letter above.
exchange are to be returned by credit to an account
maintained at the Book-Entry Transfer Facility other          Mail New Notes and/or Old Notes to:
than the account indicated above.  Issue New Notes
and/or Old Notes to:

Name:______________________________________________          Name:______________________________________________
                (Please Type or Print)                                      (Please Type or Print)

Address:___________________________________________          Address:___________________________________________

___________________________________________________          ___________________________________________________
                                     (Zip Code)                                                    (Zip Code)


[ ]   Credit unexchanged Old Notes delivered by
book-entry transfer to the Book-Entry Transfer
Facility account set forth below.

___________________________________________________
        (Book-Entry Transfer Facility Account)
--------------------------------------------------------     --------------------------------------------------------

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENCY'S MESSAGE IN
      LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF
    GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00
                P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY
                         BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE

                (ALL TENDERING HOLDERS MUST COMPLETE THIS LETTER
                    AND THE ACCOMPANYING SUBSTITUTE FORM W-9)

Dated:_____________________, 1999

X_______________________________________________________________________________

X_______________________________________________________________________________
                             Signature(s)

Area Code and Telephone Number:_________________________________________________

If a holder is tendering any Old Notes, this letter must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:___________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone:______________________________________________________________________

          SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:_____________________________
                                                    (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name and Firm)

Dated:_____________________________________________________________________,1999

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a holder of New Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any New Notes delivered pursuant to the Exchange Offer and any payments received in respect of the New Notes. If a holder of New Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of New Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

         Certain holders of New Notes (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of New Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


                         PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on any New Notes delivered pursuant to the Exchange Offer and any payments received in respect of the New Notes, each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.


                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The prospective holder of New Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Notes. If the New Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                         (SEE IMPORTANT TAX INFORMATION)

                PAYOR'S NAME: FIRSTAR BANK, NATIONAL ASSOCIATION

----------------------------------------------------------------------------------------------------------------------------
                                        PART 1 - PLEASE PROVIDE YOUR TIN IN THE
                                        BOX AT RIGHT OR INDICATE THAT                     TIN:______________________________
                                        YOU APPLIED FOR A TIN AND CERTIFY BY              Social Security Number or Employer
                                        SIGNING AND DATING BELOW.                         Identification Number (or circle below)

                                                                                          TIN Applied for
                                        -------------------------------------------------------------------------------------
SUBSTITUTE                              PART 2 - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

FORM W-9                                (1)    The number shown on this form is my correct Taxpayer Identification
                                               Number (or I am waiting for a number to be issued to me);
Department of the Treasury              (2)    I am not subject to backup withholding either because: (a) I am exempt from
Internal Revenue Service                       backup withholding, or (b) I have not been notified by the Internal Revenue
                                               Service (the "IRS") that I am subject to backup withholding as a result of a
PAYOR'S REQUEST FOR TAXPAYER                   failure to report all interest or dividends, or (c) the IRS has notified me that I
IDENTIFICATION NUMBER ("TIN")                  am no longer subject to backup withholding; and
AND CERTIFICATION                              (3) any other information provided on this form is true and correct.

                                        Signature:___________________________________    Date:______________________
----------------------------------------------------------------------------------------------------------------------------


         You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF THE EXCHANGE NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                     THE BOX IN PART 2 OF SUSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or a Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

___________________________________________    ________________________________
                      Signature                           Date
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
 THE SERIES B 6.34% SENIOR NOTES DUE 2001, SERIES B 7.25% SENIOR NOTES DUE 2009
           AND SERIES B 7.70% SENIOR NOTES DUE 2029 OF THE KROGER CO.
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT,
 FOR THE CORRESPONDING OUTSTANDING SERIES A 6.34% SENIOR NOTES DUE 2001,
SERIES A 7.25% SENIOR NOTES DUE 2009 AND SERIES A 7.70% SENIOR NOTES DUE 2029
                       WHICH HAVE NOT BEEN SO REGISTERED.


1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer
- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the boxes above entitled "Description of Old Notes Delivered - Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES.

         If this Letter is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

         When this letter is signed by the Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this letter is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH, AN "ELIGIBLE INSTITUTION").

         SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

6.        WAIVER OF CONDITIONS

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

W9.       WITHDRAWAL OF TENDERS.

         Tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), and (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the withdrawing Holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures set forth in "The Exchange Offer - Procedures for Tendering " set forth in the Prospectus at any time on or prior to the Expiration Date.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at (513) 632-4278.